OPPENHEIMER LIMITED TERM GOVERNMENT FUND

Supplement dated February 28, 2002to
the Prospectus dated January 28, 2002

The Prospectus is changed as follows:

The third sentence of the section titled “Class A Contingent Deferred Sales Charge” on page 18 is deleted and replaced with the following:

The Distributor pays dealers of record concessions in an amount equal to 0.5% of purchases of $1 million or more other than by grandfathered retirement accounts.

February 28, 2002                                                                         PS0855.028